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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (date of earliest event reported): August 13, 2002




                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)



          TEXAS                           000-22915             76-0415919
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)





                        14701 ST. MARY'S LANE, SUITE 800
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (281) 496-1352




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ITEM 9.  REGULATION FD DISCLOSURE.

                  On August 13, 2002, Carrizo Oil & Gas, Inc. submitted the following certifications by its chief executive officer and its chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in correspondence to the SEC accompanying Carrizo's quarterly report on Form 10-Q for the quarter ended June 30, 2002. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Carrizo Oil & Gas, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), I, S.P. Johnson, IV, Chief Executive Officer of Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ S.P. Johnson, IV
                                       -------------------------------
                                       Name:  S.P. Johnson, IV
Dated:    August 13, 2002             Chief Executive Officer


                  The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

                  Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), I, Frank A. Wojtek, Chief Financial Officer of Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), hereby certify, to my knowledge, that:


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         (1)      the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Frank A. Wojtek
                                       ----------------------------
                                       Name:  Frank A. Wojtek
Dated:    August 13, 2002              Chief Financial Officer


                  The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CARRIZO OIL & GAS, INC.



Date:  August 13, 2002                 By: /s/  Frank A. Wojtek
                                          --------------------------------------
                                          Frank A. Wojtek
                                          Vice President and Chief
                                          Financial Officer




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